UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 5, 2007
Date of Report (Date of earliest event reported)

SYCAMORE NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27273	04-3410558
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

220 Mill Road
Chelmsford, MA 01824
(Address of principal executive offices)
(Zip code)

Registrant’s telephone number, including area code:   (978) 250-2900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

ÿWritten communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ÿ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ÿ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ÿ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             OTHER EVENTS

On October 5, 2007, Sycamore Networks, Inc. (the “Registrant”) issued a press release announcing that its 2007 Annual Meeting of Stockholders (the “2007 Annual Meeting”) is expected to be held on December 20, 2007, at 9:00 a.m. ET, at the Radisson Hotel, 10 Independence Drive, Chelmsford, Massachusetts.  The Board of Directors of the Registrant has set the close of business on October 22, 2007 as the record date for the meeting. The Registrant expects to mail a definitive proxy statement relating to the 2007 Annual Meeting on or after November 19, 2007 to the stockholders of record.

Rule 14a-8 Stockholder Proposal Deadline

The 2007 Annual Meeting date represents a change of more than 30 days from the anniversary of the Registrant’s 2006 Annual Meeting of Stockholders. As a result, the Registrant has set a new deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for inclusion in the Registrant’s proxy materials for the 2007 Annual Meeting. The deadline for delivering stockholder proposals to the Registrant is the close of business on October 19, 2007. Such proposals should be delivered to: Sycamore Networks, Inc., 220 Mill Road, Chelmsford, MA 01824, Attention: Corporate Secretary. The Registrant recommends that such proposals be sent by certified mail, return receipt requested. Such proposals must comply with the rules of the Securities and Exchange Commission regarding the inclusion of stockholder proposals in the Registrant’s proxy materials, and may be omitted if not in compliance with applicable requirements.

By-laws Advance Notice Deadline

In accordance with the requirements for advance notice set forth in the Registrant’s By-Laws, in order for a stockholder proposal submitted outside of Rule 14a-8 (which may not be included in the Registrant’s proxy materials) or a director nomination to be considered timely, such proposal or nomination must be received by the Corporate Secretary by the close of business on October 19, 2007 at the address noted above.

The press release constitutes public announcement of the date of mailing of the notice for the 2007 Annual Meeting for purposes of Section 1.11 of the Registrant’s By-Laws. The text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01:  Financial Statements and Exhibits

(d) Exhibits

99.1           Press Release, dated October 5, 2007 of Sycamore Networks, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sycamore Networks, Inc.

By:	/s/ Alan R. Cormier
Alan R. Cormier
General Counsel and Secretary
Duly Authorized Officer

Dated:	October 5, 2007